UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2010 (May 14, 2010)

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Transocean Ltd. (the “Company”) held its Annual General Meeting of Shareholders on May 14, 2010, in Zug, Switzerland. The shareholders took action on the following matters at the meeting.

1. Proposal regarding the approval of the 2009 Annual Report, including the consolidated financial statements of the Company for fiscal year 2009 and the statutory financial statements of the Company for fiscal year 2009.

For	Against	Abstain	Broker Non-Votes
202,705,061	603,747	1,394,950	N/A

This item was approved.

2. Proposal regarding the discharge of the members of the Board of Directors and the executive officers from liability for activities during fiscal year 2009.

For	Against	Abstain	Broker Non-Votes
192,753,696	6,108,806	5,841,256	N/A

This item was approved.

3. Proposal regarding the appropriation of the available earnings for fiscal year 2009 to be carried forward.

For	Against	Abstain	Broker Non-Votes
202,967,116	868,715	867,927	N/A

This item was approved.

4. Proposal regarding the change of the Company’s place of incorporation in Switzerland.

For	Against	Abstain	Broker Non-Votes
202,827,553	985,224	890,981	N/A

This item was approved.

5. Proposal for the renewal of the Company’s authorized share capital.

For	Against	Abstain	Broker Non-Votes
117,871,754	85,431,562	1,400,442	N/A

This item was not approved.

6. Proposal regarding the distribution to shareholders in the form of a par value reduction.

For	Against	Abstain	Broker Non-Votes
202,544,544	1,200,550	948,664	N/A

7. Proposal regarding the amendments to the Articles of Association to reflect The Swiss Federal Act on Intermediated Securities.

For	Against	Abstain	Broker Non-Votes
202,683,657	996,902	1,023,199	N/A

This item was approved.

8. Proposal regarding the election or reelection of Class II Directors of the Company to serve until the 2013 Annual General Meeting of Shareholders and until their respective successors have been duly elected.

Name of Nominee for Class II Director	For	Against	Abstain	Broker Non-Votes
Steven L. Newman	165,867,852	644,510	647,709	37,543,686
Thomas W. Cason	165,172,828	771,988	1,215,255	37,543,686
Robert M. Sprague	165,794,768	717,527	647,776	37,543,686
J. Michael Talbert	163,349,882	3,146,462	663,727	37,543,686
John L. Whitmire	165,622,959	866,442	670,670	37,543,686

Mr. Newman was elected to the Board of Directors, and the other nominees were reelected to the Board of Directors.

9. Proposal regarding the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010 and reelection of Ernst & Young Ltd., Zurich, as the Company’s auditor pursuant to the Swiss Code of Obligations for a further one-year term.

For	Against	Abstain	Broker Non-Votes
201,989,627	2,029,308	684,823	N/A

This item was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 19, 2010	By:	/s/ Margaret C. Fitzgerald
Margaret C. Fitzgerald
Associate General Counsel